ACQUISITIONS AND DISPOSALS - Summary of Recognized Gain On Disposal (Details) - Nov. 19, 2020 - CHS ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
ACQUISITIONS AND DISPOSALS
Cash proceeds	¥ 247,803	$ 37,977
Settlement of amount due from CHS	(602)	(92)
Commission fee	(44,039)	(6,749)
Fair value of retained noncontrolling investment	22,925	3,513
Disposition of net assets	(235,714)	(36,124)
Foreign currency translation	(5,267)	(808)
Loss on disposal of CHS	¥ (14,894)	$ (2,283)